UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Diversified Small-Cap Growth Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Small-cap growth stocks produced strong returns in the first half of 2011, as brisk gains through April were trimmed by weakness in the last two months of the period. As the year began, equities advanced as the economy strengthened and the Federal Reserve was in the early stages of buying $600 billion in Treasury securities to suppress longer-term interest rates and promote economic growth. The rally was supported by healthy corporate earnings and some merger activity. Shares reached new bull market highs by the end of April, overcoming bearish factors such as political and social turmoil in various Middle Eastern and North African countries, a spike in oil prices, and a catastrophic earthquake and tsunami in Japan. Stocks stumbled in May and June, however, as soft U.S. economic data raised concerns about the sustainability of the recovery and as European officials scrambled to develop and agree upon new financial assistance to prevent Greece from defaulting on or restructuring its sovereign debt.

Your fund returned 11.76% in the first half of 2011. As shown in the Performance Comparison table, the fund outperformed its MSCI benchmark and Lipper peer group index by solid margins. While certain expensive stocks with significant price momentum are frequently featured in the financial media, our focus on high-quality and reasonably valued companies with good cash flows and other favorable characteristics continued to quietly reward fund investors.

We are pleased to report that Lipper ranked the Diversified Small-Cap Growth Fund in the top quartile of the small-cap growth funds universe for the one-, three-, and five-year periods ended June 30, 2011. Based on cumulative total return, Lipper ranked the fund 80 out of 505, 106 out of 451, 48 out of 393, and 85 out of 246 funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2011, respectively. Results may vary for other periods. Past performance cannot guarantee future results.

In the last six months, fund performance relative to the MSCI index was driven by good stock selection in many sectors, particularly consumer discretionary and industrials and business services. Our energy and telecommunication services holdings lagged those in the benchmark, slightly eroding our performance advantage. Sector allocations in general had little impact on our relative results, as our allocations are usually fairly similar to those of the MSCI benchmark. However, our underweight in the robust telecommunication services sector—one of the smallest in the fund and the small-cap growth universe—slightly hindered performance.

MARKET ENVIRONMENT

The economy is growing, albeit at a slower pace than in past recoveries. This was not unexpected considering the magnitude of the 2008 financial crisis—one of the worst in decades. While gross domestic product growth has resulted in improved corporate profitability and balance sheets, it has not translated into robust job growth. Recent job growth rates have been too low to make a dent in national unemployment. Further, the housing market remains weak and could be a drag on employment growth for some time. In addition, a variety of developments—including the Japanese earthquake and tsunami that caused some global supply chain disruptions, the debt woes of Greece and other peripheral European Union countries, and surging oil prices following uprisings in various North African and Middle Eastern nations—have prompted businesses to be cautious about new hiring and expanding in the last few months.

The Federal Reserve’s second quantitative easing program in the last few years formally ended in June. While another, similar program is not currently expected, the Fed’s monetary policy remains highly accommodative. We expect short-term interest rates to remain at very low levels for an extended period, with some suggesting that tightening will not take place until 2013.

In what seemed to be a repeat of the first half of 2010, U.S. equities climbed through late April but declined in the last two months of our reporting period due to concerns about the European sovereign debt crisis and the strength of domestic economic growth. Small- and large-cap stocks fared about the same—the Russell 2000 Index returned 6.21% versus 6.02% for the S&P 500 Index—but mid-cap stocks outperformed both camps. In the small-cap universe, growth stocks significantly surpassed value, as shown in the table at left.

All sectors of the small-cap growth universe, as measured by the MSCI U.S. Small Cap Growth Index, produced positive returns in the first half of 2011. Telecommunication services shares were outstanding, though the sector represents less than 2% of the benchmark. Energy, health care, and consumer staples stocks were much less robust but still outpaced the index. Financials and industrials and business services shares trailed the index with moderate gains.

PORTFOLIO CHARACTERISTICS

Before we discuss the portfolio’s performance in detail, we would like to welcome new shareholders to the fund and thank our longer-term investors for their confidence in our portfolio management abilities. While we are pleased with the fund’s outperformance in the last six months, we want to remind investors that our time horizon for investing is much longer than our reporting period, so it usually takes some time before our investments bear fruit. We remain committed to our strategy and investment process. We believe these will help us navigate through the years ahead and reward patient investors with long-term capital growth:

• We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow.

• We seek companies with good earnings quality and sustainable growth characteristics.

• We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

While our stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. Given the unusual economic environment, we are also taking macroeconomic conditions into account. The fund’s sector allocations are usually in line with those of the MSCI U.S. Small Cap Growth Index, as shown in the Sector Diversification table on page 7, but the portfolio occasionally may have small overweights or underweights. Our largest sector commitments at the end of June were information technology (IT), industrials and business services, health care, and consumer discretionary. Allocations to energy, financials, and materials were notably smaller. Our exposure to consumer staples and telecommunication services is minimal, and we do not own any utility companies.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio usually holds approximately 320 to 340 names. Currently, the fund is at the upper end of this range, reflecting our commitment to broad diversification and risk management in an uncertain environment. Very few of our positions represent 1% or more of the fund’s net assets at any given time. This level of diversification should help manage the risk of investing in small-cap growth stocks.

Cash reserves are a drag on long-term performance in a rising market, so we try to keep our cash position low and deploy cash flows quickly to stay fully invested. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible. The fund tends to have a fairly low annual turnover rate because our time horizon is longer than that of other small-cap growth portfolios.

Our portfolio turnover rate in the 12-month period ended June 30, 2011, was 19.3%, which is substantially less than the 2010 average of about 107% for small-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of July 11, 2011.) This means our holding period for a typical stock is more than five years, whereas our average competitor holds a given stock for less than one year. The fund’s turnover in the last 12 months was very low due to strong cash flows; normally, we expect 12-month turnover rates to be in the 30% to 50% range.

PORTFOLIO REVIEW

The consumer discretionary sector includes a diverse mix of businesses, such as specialty retailers, providers of consumer services, hotels, restaurants, media companies, and Internet retailers. Though consumer discretionary is not our largest sector allocation, our holdings in the sector contributed the most to fund performance in absolute and relative terms. Several holdings produced outstanding returns, including TSC, a growing provider of agricultural products as well as farm and ranch maintenance supplies; Fossil, a maker of fashion accessories with strong sales and earnings growth; Weight Watchers International, which reported better-than-expected earnings in February stemming in part from increased enrollments; and mattress maker Tempur-Pedic, which climbed on sharp rebounds in sales and profits. Other top performers with favorable sales or earnings growth were Shutterfly, an online media company that allows consumers to share, print, and preserve their photographs; Polaris Industries, a maker of recreational and off-road vehicles; and bakery-café Panera Bread, whose efficient operations generate high returns that allow the company to open new locations and fund development of new products. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Information technology, the largest sector represented in the fund and our opportunity set, produced solid gains in the last six months. Our software holdings did best, led by TIBCO Software, a provider of infrastructure software for companies to use as part of cloud computing environments, and Informatica, a provider of data integration software and services. IT services companies Gartner and MAXIMUS and communications equipment provider Polycom also performed well. Semiconductor companies and Internet software stocks were less robust, though there were major exceptions. Varian Semiconductor Equipment surged on a takeover offer from Applied Materials, while Chinese Internet portal Sina, which has a micro-blogging service and generates revenue from advertising, climbed as Internet use in China increased. Electronic equipment companies trailed, with Dolby Laboratories slumping amid disappointing sales and earnings.

Our industrials and business services stocks performed much better than those in the MSCI benchmark, thus contributing to our relative performance. Machinery stocks paced the sector’s advance, with Gardner Denver and Chart Industries among our best contributors in the industry. The former, which manufactures compressors, blowers, pumps, vacuum products, and fluid transfer equipment, is benefiting from strong growth in its energy segments; the latter, which makes engineered equipment used in the production, storage, and end-use of hydrocarbon and industrial gases, is enjoying strong revenue growth driven in part by energy distribution and storage products in China. Aerospace and defense and commercial services companies were less robust, but Transdigm Group and Clean Harbors, respectively, were strong performers. Aircraft component maker Transdigm Group climbed on higher revenues and earnings expectations, while hazardous waste disposal company Clean Harbors benefited from strong revenue growth and increased demand for its services. Most other industries lagged with mild gains, but our two airline stocks—United Continental and Allegiant Travel—declined.

Health care stocks produced good returns in absolute terms, and our stock selection helped relative performance. The sector benefited from greater clarity about last year’s reform legislation, favorable corporate earnings, and perceptions that health care companies tend to hold up well in a sluggish economy. Biotechnology shares strongly outperformed other industries; in fact, Pharmasset and Regeneron Pharmaceuticals were two of the fund’s top contributors. Pharmasset benefited from favorable news in its efforts to develop a hepatitis C drug, while Regeneron Pharmaceuticals is getting closer to having Food and Drug Administration (FDA) approval of a new treatment for macular degeneration, an eye disease that usually affects the elderly. Most of our health care equipment and supply companies produced positive returns, led by American Medical Systems. Providers and service companies were generally mixed, but Healthspring and Centene did very well. Pharmaceuticals mostly declined, but Valeant Pharmaceuticals International was one of the fund’s largest contributors to performance. The company has a strong CEO, a diversified product line with few near-term patent concerns, and strong earnings driven by sales from recent acquisitions.

The materials sector is a fairly small part of our opportunity set, but our stock selection in the last six months was favorable. One of our strongest chemical companies was Rockwood Holdings, a maker of specialty chemicals whose lithium division recently announced price increases of up to 20%. Two of our metals and mining holdings—Allied Nevada Gold and specialty metals producer Carpenter Technology—also performed well. Containers and packaging companies Crown Cork & Seal and Greif Brothers were lackluster. We eliminated the former, which has been a successful long-term holding, because its market cap places it out of the small-cap universe. We eliminated the latter in favor of KapStone Paper & Packaging and Clearwater Paper, in which we have higher conviction. Both companies generate attractive cash flows, are inexpensive, and could benefit from industry consolidation.

Our stock selection in the energy sector was the primary detractor to the fund’s relative performance in the last six months. Energy stocks climbed through April as oil prices surged above $100 per barrel, but they tracked oil prices lower in the last two months of our reporting period. Most of our energy equipment and services companies managed to produce mild gains. However, Core Laboratories and Oil States International, both of which provide various services to energy companies around the world, produced excellent returns. Oil, gas, and consumable fuel companies were flat, as strength in SM Energy was offset by poor performance of Northern Oil & Gas and Clayton Williams Energy. Shares of Northern slipped amid weaker-than-expected production growth, while Clayton skidded due to lower-than-expected earnings driven by increased production costs at early stage wells.

Our financials stocks were narrowly mixed over the last six months, in part because of lingering regulatory uncertainty stemming from last year’s Dodd-Frank reform legislation. Capital markets companies sagged, led by E*Trade Financial and regional brokerage and investment bank Stifel Financial. Commercial banks did best, led by Signature Bank and Texas Capital Bancshares. Real estate investment trusts also produced gains, especially Taubman Centers, which owns or operates various urban and suburban malls.

OUTLOOK

There are two potentially major storm clouds on the horizon. One is the ongoing discussion in Washington about increasing the government’s debt ceiling, which could result in some spending cuts and tax increases. By the time you receive this report, this will probably have been resolved, at least provisionally. The events in Europe are more worrisome, as several European economies are in the midst of a financial crisis. While Greece has been prominent in the news for some time, the worries have more recently clouded sentiment about larger economies such as Spain and Italy. We believe volatility in these financial markets could continue and may have an impact on our markets.

While much of the financial news seems negative, investors should remember that the economy is growing and monetary policy is highly accommodative. Various governments around the world will have to make some hard choices in cutting expenditures and debt levels, hopefully setting the stage for better prospects in the future. While we take macroeconomic events into account in the course of monitoring portfolio risks, our strategy of having neutral sector weights versus our benchmark helps us avoid risks due to large moves in any one sector. Many of the characteristics we seek when identifying holdings for the fund—such as attractive valuations, good earnings quality, and high return on capital—have helped its performance. We plan to continue investing in a similar manner and would like to thank our long-term shareholders for staying with us through the past few tumultuous years.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

July 26, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Earnings growth rate (current fiscal year): Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI U.S. Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price-to-earnings (P/E) ratio–12 months forward: P/E is a valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)–current fiscal year: ROE is a valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights   For a share outstanding throughout each period

	6 Months Ended 6/30/11‡	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE						
Beginning of period	$ 15.82	$ 11.85	$ 8.59	$ 14.25	$ 14.48	$ 14.01
Investment activities						
Net investment loss	(0.08)	(0.10)	(0.07)(1)	(0.10)(1)	(0.10)(1)	(0.14)(1)
Net realized and unrealized gain (loss)	1.94	4.07	3.33	(5.10)	1.42	0.61
Total from investment activities	1.86	3.97	3.26	(5.20)	1.32	0.47
Distributions						
Net realized gain	–	–	–	(0.46)	(1.55)	–
NET ASSET VALUE						
End of period	**$ 17.68**	**$ 15.82**	**$ 11.85**	**$ 8.59**	**$ 14.25**	**$ 14.48**

Ratios/Supplemental Data

Total return(2)	**11.76%**	**33.50%**	**37.98%(1)**	**(36.28%)(1)**	**9.35%(1)**	**3.35%(1)**
Ratio of total expenses to average net assets	1.19%(3)	1.25%	1.25%(1)	1.25%(1)	1.25%(1)	1.25%(1)
Ratio of net investment loss to average net assets	(0.95)%(3)	(0.74)%	(0.68)%(1)	(0.84)%(1)	(0.63)%(1)	(1.01)%(1)
Portfolio turnover rate	8.9%	18.5%	27.7%	30.2%	47.2%	39.1%
Net assets, end of period (in thousands)	$ 211,403	$ 134,178	$ 78,603	$ 56,123	$ 87,648	$ 88,952

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/12.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 98.8%		
CONSUMER DISCRETIONARY 16.4%		
Auto Components 1.2%		
Dana Holding (1)(2)	42,700	782
Gentex (1)	10,400	314
Tenneco (1)(2)	23,500	1,036
TRW (1)(2)	6,000	354
		2,486
Distributors 0.3%		
LKQ Corporation (2)	10,200	266
Pool (1)	14,000	417
		683
Diversified Consumer Services 1.4%		
American Public Education (1)(2)	21,300	948
Capella Education (2)	3,100	130
Matthews International, Class A (1)	8,000	321
Steiner Leisure (1)(2)	10,700	489
Weight Watchers International (1)	14,100	1,064
		2,952
Hotels, Restaurants & Leisure 2.2%		
CEC Entertainment (1)	6,500	261
Choice Hotels International (1)	8,800	293
Denny's (1)(2)	86,500	335
Panera Bread, Class A (1)(2)	16,600	2,086
PF Chang's China Bistro (1)	8,000	322
Red Robin Gourmet Burgers (1)(2)	3,400	124
The Cheesecake Factory (1)(2)	18,800	590
WMS Industries (1)(2)	19,000	584
		4,595

Household Durables 0.8%		
Tempur-Pedic (1)(2)	23,600	1,600
		1,600
Internet & Catalog Retail 0.9%		
HSN (2)	24,200	797
Shutterfly (1)(2)	20,300	1,165
		1,962
Leisure Equipment & Products 1.0%		
Brunswick (1)	31,200	637
Polaris Industries	13,800	1,534
		2,171
Media 1.6%		
CTC Media (1)	16,800	358
John Wiley & Sons (1)	14,100	733
Knology (1)(2)	16,100	239
Liberty Media Capital, Class A (2)	6,200	532
Madison Square Garden (2)	32,200	887
National Cinemedia (1)	12,900	218
Sirius XM Radio (1)(2)	148,600	325
		3,292
Multiline Retail 0.3%		
Big Lots (2)	20,900	693
		693
Specialty Retail 4.2%		
Aaron's	27,150	767
Aeropostale (1)(2)	24,850	435
Ascena Retail Group (1)(2)	30,100	1,025
Guess (1)	10,900	458
Hibbett Sports (1)(2)	11,800	480
Jos. A. Bank Clothiers (1)(2)	18,700	935

Personal Products 0.5%		
Herbalife	18,400	1,061
		1,061
Total Consumer Staples		4,323
ENERGY 7.5%		
Energy Equipment & Services 3.7%		
Atwood Oceanics (2)	13,100	578
Complete Production Services (2)	22,100	737
Core Laboratories	11,000	1,227
Dawson Geophysical (1)(2)	3,600	123
Dril-Quip (2)	8,500	577
Gulf Island Fabrication (1)	10,800	349
ION Geophysical (1)(2)	33,300	315
Oceaneering International	15,000	607
Oil States International (1)(2)	13,600	1,087
Superior Energy (1)(2)	27,100	1,006
Tesco (1)(2)	20,900	406
TETRA Technologies (1)(2)	21,100	269
Unit (2)	7,700	469
		7,750
Oil, Gas & Consumable Fuels 3.8%		
Bill Barrett (1)(2)	10,700	496
Clayton Williams Energy (1)(2)	14,100	847
Comstock Resources (1)(2)	5,400	156
Contango Oil & Gas (1)(2)	15,100	882
Gran Tierra Energy (2)	88,500	585
Northern Oil & Gas (1)(2)	46,600	1,032
Oasis Petroleum (1)(2)	23,900	709
Patriot Coal (2)	33,200	739
Rosetta Resources (2)	11,300	582

SM Energy (1)	27,600	2,028
		8,056
Total Energy		15,806
FINANCIALS 6.0%		
Capital Markets 1.1%		
Affiliated Managers Group (1)(2)	7,000	710
Cohen & Steers (1)	2,900	96
E*TRADE Financial (1)(2)	46,030	635
Greenhill (1)	3,300	178
Knight Capital Group (1)(2)	9,100	100
Stifel Financial (1)(2)	15,099	542
		2,261
Commercial Banks 1.2%		
Danvers Bancorp	10,400	226
Signature Bank (1)(2)	18,700	1,070
SVB Financial Group (1)(2)	13,300	794
Texas Capital Bancshares (1)(2)	20,400	527
		2,617
Consumer Finance 0.7%		
Cardtronics (1)(2)	27,100	635
World Acceptance (1)(2)	11,400	748
		1,383
Diversified Financial Services 0.9%		
MSCI, Class A (1)(2)	17,848	673
Newstar Financial (1)(2)	47,300	505
Portfolio Recovery Associates (1)(2)	9,600	814
		1,992
Insurance 0.5%		
AmTrust Financial Services (1)	17,700	403

HCC Insurance Holdings	10,500	331
Navigators Group (2)	1,400	66
StanCorp Financial Group (1)	5,200	219
		1,019
Real Estate Investment Trusts (REITs) 0.8%		
DuPont Fabros Technology, REIT (1)	14,700	370
Sabra Healthcare, REIT (1)	4,666	78
Strategic Hotels & Resorts, REIT (1)(2)	57,000	404
Taubman Centers, REIT (1)	15,800	935
		1,787
Real Estate Management & Development 0.7%		
Forest City Enterprises, Class A (1)(2)	39,500	738
Jones Lang LaSalle	7,500	707
		1,445
Thrifts & Mortgage Finance 0.1%		
MGIC Investment (2)	20,400	121
Radian (1)	17,300	73
		194
Total Financials		12,698
HEALTH CARE 16.5%		
Biotechnology 6.2%		
Acorda Therapeutics (1)(2)	13,000	420
Alexion Pharmaceuticals (2)	21,600	1,016
Alkermes (2)	28,700	534
Allos Therapeutics (1)(2)	5,000	11
Alnylam Pharmaceuticals (1)(2)	5,900	55
AMAG Pharmaceuticals (1)(2)	1,000	19
ArQule (1)(2)	17,000	106
BioMarin Pharmaceutical (1)(2)	28,600	778
Cepheid (1)(2)	24,300	842

Health Care Providers & Services 4.1%		
Alliance HealthCare Services (1)(2)	14,200	54
Amedisys (1)(2)	13,233	352
Catalyst Health Solutions (2)	15,800	882
Centene (1)(2)	19,000	675
Chemed (1)	8,100	531
CorVel (1)(2)	11,600	544
Gentiva Health Services (2)	14,900	310
HealthSouth (1)(2)	26,400	693
Healthspring (2)	19,200	885
HMS Holdings (1)(2)	13,800	1,061
MEDNAX (2)	6,000	433
PharMerica (1)(2)	10,400	133
PSS World Medical (1)(2)	20,900	585
Sun Healthcare (2)	4,666	37
Team Health Holdings (2)	22,100	498
Tenet Healthcare (2)	119,300	745
VCA Antech (1)(2)	10,800	229
		8,647
Health Care Technology 0.3%		
Allscripts Healthcare Solutions (1)(2)	31,640	614
MedAssets (1)(2)	7,300	98
		712
Life Sciences Tools & Services 1.4%		
Bio-Rad Laboratories, Class A (2)	4,900	585
Bruker (1)(2)	42,100	857
eResearch Technology (1)(2)	7,200	46
Illumina (1)(2)	7,200	541
Mettler-Toledo International (2)	3,400	574
Parexel International (1)(2)	16,400	386
		2,989

Pharmaceuticals 1.7%		
Akorn (1)(2)	48,400	339
Auxilium Pharmaceuticals (1)(2)	14,400	282
AVANIR Pharmaceuticals (1)(2)	54,900	184
Cadence Pharmaceuticals (1)(2)	9,400	87
MAP Pharmaceuticals (1)(2)	8,900	142
Medicines Company (1)(2)	28,600	472
Nektar Therapeutics (1)(2)	22,700	165
Par Pharmaceutical (2)	15,600	515
Salix Pharmaceuticals (1)(2)	16,600	661
Valeant Pharmaceuticals International (1)	1,889	98
ViroPharma (1)(2)	27,800	514
XenoPort (1)(2)	8,100	58
		3,517
Total Health Care		34,954
INDUSTRIALS & BUSINESS SERVICES 17.9%		
Aerospace & Defense 2.3%		
Esterline Technologies (1)(2)	13,200	1,009
GenCorp (1)(2)	26,400	170
HEICO, Class A (1)	23,312	927
Hexcel (1)(2)	29,000	635
Taser International (2)	21,400	97
Transdigm Group (2)	18,500	1,687
Triumph Group (1)	3,800	378
		4,903
Air Freight & Logistics 0.5%		
Hub Group, Class A (2)	13,000	490
UTi Worldwide (1)	34,000	669
		1,159

Airlines 0.1%		
Allegiant Travel (2)	3,100	154
		154
Commercial Services & Supplies 2.3%		
Acco Brands (1)(2)	22,000	173
Brinks Company (1)	7,800	233
Cenveo (1)(2)	27,000	173
Clean Harbors (1)(2)	20,100	2,075
IHS (1)(2)	4,400	367
Rollins (1)	25,850	527
US Ecology (1)	10,600	181
Waste Connections (1)	39,075	1,240
		4,969
Construction & Engineering 0.2%		
MYR Group (1)(2)	15,900	372
		372
Electrical Equipment 2.0%		
Acuity Brands (1)	22,300	1,244
General Cable (1)(2)	8,100	345
II-VI (1)(2)	32,800	840
Thomas & Betts (2)	19,900	1,071
Woodward (1)	23,500	819
		4,319
Machinery 6.5%		
3-D Systems (1)(2)	19,000	374
Actuant, Class A (1)	32,300	867
Chart Industries (1)(2)	9,400	507
Gardner Denver	25,800	2,169
Graco	18,900	957
IDEX (1)	24,300	1,114
John Bean Technologies (1)	10,300	199

United Rentals (1)(2)	26,600	676
		1,904
Total Industrials & Business Services		37,780

INFORMATION TECHNOLOGY 26.4%

Communications Equipment 3.7%

Acme Packet (2)	9,900	694
ADTRAN	15,300	592
Arris Group (1)(2)	11,600	135
Aruba Networks (1)(2)	31,200	922
Blue Coat Systems (1)(2)	20,300	444
Cogo Group (1)(2)	14,700	79
Comtech Telecommunications (1)	8,500	238
DG FastChannel (1)(2)	30,100	965
JDS Uniphase (1)(2)	61,000	1,016
Plantronics	22,200	811
Polycom (2)	22,942	1,475
Riverbed Technology (2)	12,260	485
		7,856

Computers & Peripherals 0.2%

Synaptics (2)	19,500	502
		502

Electronic Equipment, Instruments & Components 1.7%

Anixter International (1)	16,100	1,052
Coherent (1)(2)	12,600	696
Dolby Laboratories, Class A (1)(2)	9,700	412
Itron (1)(2)	9,400	453
Power-One (1)(2)	41,900	339
Rofin-Sinar Technology (1)(2)	10,500	359
Trimble Navigation (1)(2)	6,100	242
		3,553

Internet Software & Services 2.2%		
J2 Global Communications (1)(2)	20,300	573
MercadoLibre (1)	11,000	873
Perficient (1)(2)	21,500	221
RealNetworks (1)(2)	57,200	194
Sina (1)(2)	3,000	312
Sohu.com (2)	9,700	701
Taleo, Class A (2)	16,300	603
ValueClick (1)(2)	27,700	460
WebMD Health (2)	17,500	798
		4,735
IT Services 4.0%		
CACI International, Class A (1)(2)	1,600	101
Gartner (2)	45,800	1,845
Genpact (1)(2)	12,912	223
Global Payments	9,100	464
Heartland Payment Systems (1)	27,100	558
Jack Henry & Associates (1)	9,600	288
MAXIMUS (1)	16,400	1,357
NCI (1)(2)	20,600	468
Neustar, Class A (2)	7,700	202
TeleTech Holdings (1)(2)	19,700	415
TNS (1)(2)	11,400	189
Unisys (2)	9,740	251
VeriFone Systems (1)(2)	30,400	1,348
Wright Express (1)(2)	14,500	755
		8,464
Semiconductor & Semiconductor Equipment 4.1%		
Advanced Energy Industries (1)(2)	10,600	157
Amkor Technology (2)	68,800	425
Atmel (2)	53,200	749
Cabot Microelectronics (1)(2)	7,100	330

Cavium (2)	11,400	497
Cyberoptics (1)(2)	20,800	202
Cymer (1)(2)	9,800	485
Cypress Semiconductor	48,600	1,027
Diodes (1)(2)	27,100	707
FEI (1)(2)	3,200	122
Hittite Microwave (2)	4,800	297
Micrel	29,700	314
Microsemi (1)(2)	25,600	525
Pericom Semiconductor (1)(2)	7,900	71
PMC-Sierra (2)	27,800	210
Semtech (2)	19,000	519
Silicon Laboratories (1)(2)	16,000	660
Tessera Technologies (1)(2)	8,800	151
TriQuint Semiconductor (1)(2)	55,500	566
Veeco (1)(2)	13,200	639
		8,653

Software 10.5%

Actuate (1)(2)	25,300	148
Advent Software (1)(2)	23,200	654
Ansys (1)(2)	7,543	412
Ariba (1)(2)	28,200	972
AsiaInfo-Linkage (1)(2)	12,200	202
Blackboard (1)(2)	21,500	933
Commvault Systems (1)(2)	24,400	1,085
Concur Technologies (1)(2)	16,400	821
ebix.com (1)(2)	24,700	470
FactSet Research Systems (1)	9,100	931
Fortinet (1)(2)	50,000	1,364
Informatica (2)	38,200	2,232
Kenexa (1)(2)	22,600	542
MICROS Systems (2)	31,700	1,576
Monotype Imaging Holdings (2)	38,600	545

Net 1 UEPS Technologies (2)	9,000	78
NetScout Systems (2)	32,300	675
OPNET Technologies (1)	24,400	999
Parametric Technology (1)(2)	29,700	681
Progress Software (2)	13,350	322
Quest Software (1)(2)	24,400	555
RealD (1)(2)	3,700	87
Rovi (1)(2)	20,300	1,164
Solera Holdings (1)	24,300	1,438
TIBCO Software (2)	65,900	1,912
Ultimate Software Group (1)(2)	23,400	1,274
		22,072
Total Information Technology		55,835

MATERIALS 5.3%

Chemicals 2.9%

Intrepid Potash (1)(2)	12,500	406
Koppers (1)	8,800	334
NewMarket (1)	3,200	546
Rockwood Holdings (2)	30,200	1,670
Scotts Miracle Gro (1)	2,600	134
Senomyx (1)(2)	15,500	80
Solutia (1)(2)	44,600	1,019
Stepan (1)	8,700	617
W. R. Grace (1)(2)	29,200	1,332
		6,138

Containers & Packaging 0.5%

Rock-Tenn, Class A	16,600	1,101
		1,101

Metals & Mining 1.5%

Allied Nevada Gold (2)	24,400	863

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On June 30, 2011, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2011, the value of loaned securities was $31,499,000 and cash collateral investments totaled $32,214,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $77,523,000 and $16,125,000, respectively, for the six months ended June 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2011, the cost of investments for federal income tax purposes was $195,425,000. Net unrealized gain aggregated $47,289,000 at period-end, of which $52,703,000 related to appreciated investments and $5,414,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2012. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2014. Pursuant to this agreement, management fees in the amount of $107,000 were repaid during the six months ended June 30, 2011. At June 30, 2011, there were no amounts subject to repayment. For the six months ended June 30, 2011, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $116,000 for T. Rowe Price Services, Inc.; and $9,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including the recapture of amounts previously waived or paid by the Advisor) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011